EXHIBIT 10.10

SECOND AMENDMENT TO PURCHASE AND

SALE AND JOINT ESCROW INSTRUCTIONS

THIS SECOND AMENDMENT TO PURCHASE AND SALE AND JOINT ESCROW INSTRUCTIONS (this “Amendment”) is entered into as of December 14, 2020 (the “Effective Date”), by and between 13034 EXCELSIOR, LLC, a California limited liability company (“Original Seller”), and EXIT 13034 EXCELSIOR, LLC, a California limited liability company (collectively, “Seller”) and 13034 EXCELSIOR OWNER, LP, a Delaware limited partnership (“Purchaser”).

WITNESSETH:

A. WHEREAS, Original Seller and Invesco Advisers, Inc. (“Original Purchaser”) entered into that certain Sale, Purchase and Joint Escrow Instructions dated September 23, 2020, as amended by First Amendment dated October 19, 2020 (as amended, the “Agreement”), providing for the purchase and sale of the Property, and other real and personal property all as more particularly described in the Agreement; and

B. WHEREAS, Original Seller assigned the Agreement to Seller pursuant to that certain Assignment of Purchase Agreement dated as of December 10, 2020; and

C. WHEREAS, Original Purchaser assigned the Agreement to Purchaser pursuant to that certain Assignment and Assumption of Agreement of Purchase and Sale and Joint Escrow Instructions dated December 4, 2020; and

D. WHEREAS, Seller and Purchaser desire to mutually amend and modify the Agreement as more particularly set forth herein.

AMENDMENT

NOW, THEREFORE, or and in consideration of the mutual covenants of the parties hereto, and other good and valuable consideration to the parties hereto, the receipt and sufficiency of which is hereby acknowledged and confessed by the parties, and for the benefit which will inure to each party from the execution of this Amendment, Seller and Purchaser hereby agree to amend and modify the Agreement as follows, with the Amendment to be effective as of the Effective Date.

1. Acceptance of Landlord Work. Section 11 of the Agreement is hereby amended to add the following new Seller representation and warranty:

“11.2.1 Acceptance of Landlord Work. All of the Landlord Work (including punchlist) has been completed in accordance with all laws and the requirements of the Cargill Lease and has been fully paid for. The tenant under the Cargill Lease has walked the Premises and inspected and accepted the Landlord Work (including punchlist) in accordance with Section 2.2 of the Cargill Lease. At such time as Seller delivers to Purchaser an Acceptance Agreement from the tenant under the Cargill Lease confirming Seller’s representation and warranty set forth herein, this representation and warranty in this Section 11.2.1 shall be of no further force and effect.”

First Amendment to Purchase and Sale and Joint Escrow Instructions

13034 Excelsior

2. Capitalized Terms. All of the capitalized terms used in this Amendment, unless otherwise defined herein, shall have the same meaning as assigned to such terms in the Agreement and in the Cargill Lease.

3. Ratification. Except as modified and amended as set forth in this Amendment, the Agreement is hereby ratified and confirmed by Seller and Purchaser and shall remain in full force and effect and enforceable in accordance with its terms.

4. Counterparts. This Amendment may be executed in any number of counterparts, each of which shall be deemed to be an original, and all such counterparts shall constitute one agreement. To facilitate execution of this Amendment, the parties may execute and exchange by email counterparts of the signature pages, which email counterparts shall be binding as if they were originals. No originals shall be required.

[Signature Pages Follow]

First Amendment to Purchase and Sale and Joint Escrow Instructions

13034 Excelsior

IN WITNESS WHEREOF, the parties have executed and delivered this Amendment as of the Effective Date.

SELLER:

13034 EXCELSIOR, LLC, a California limited liability company

By:	/s/ Gerald O. Yahr
Name: Gerald O. Yahr
Title: Authorized Signatory

EXIT 13034 EXCELSIOR, LLC, a California limited liability company

By:	/s/ Gerald O. Yahr
Name: Gerald O. Yahr
Title: Authorized Signatory

Signatures continued on the following page.

First Amendment to Purchase and Sale and Joint Escrow Instructions

13034 Excelsior

Signature Page

Signatures continued from the previous page.

PURCHASER:

13034 EXCELSIOR OWNER, LP, a Delaware limited partnership

By:	13034 Excelsior Owner GP, LLC
a Delaware limited liability company
Its: General Partner

	By:	/s/ Jason W. Geer
Name: Jason W. Geer
Title: Vice President

First Amendment to Purchase and Sale and Joint Escrow Instructions

13034 Excelsior

Signature Page